UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): June 6, 2007
DEL MONTE FOODS COMPANY
(Exact Name of Registrant as Specified in Charter)

Delaware	001-14335	13-3542950

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Market @ The Landmark San Francisco, California	94105

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (415) 247-3000
N/A
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 — Regulation FD
Item 7.01. Regulation FD Disclosure
The information contained in this Item 7.01 shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.
Following the upgrade of its innovation disciplines that Del Monte Foods Company (“Del Monte” or the “Company”) completed in fiscal 2007, and consistent with the objectives of the transformation plan which the Company announced on June 22, 2006, the Company announced today a change in its organization structure whereby innovation responsibility and resources are being further incorporated into Pet Products and Consumer Products to more directly link innovation growth opportunities with growth objectives. The Company believes this change will enhance the Company’s innovation efforts and, as well, will more directly connect new product pipeline developments with the categories in which the Company is competing, facilitating more relevant consumer innovation and faster speed to shelf. In connection with the incorporation of the Company’s innovation efforts into Pet Products and Consumer Products, the Company plans to eliminate the position of Senior Vice President, Marketing & Innovation, consistent with its ongoing efforts to further streamline the organization. This transition is expected to be completed by the end of calendar year 2007.
The information contained in this Item 7.01 contains forward-looking statements conveying management’s expectations as to the future based on plans, estimates and projections at the time the Company makes the statements. Forward-looking statements involve inherent risks and uncertainties and the Company cautions you that a number of important factors could cause actual results to differ materially from those contained in any such forward-looking statement. The forward-looking statements contained in this Item 7.01 include statements related to the Company’s plans to incorporate its innovation efforts into Pet Products and Consumer Products, the expected timing and results of such incorporation and the planned elimination of the position of Senior Vice President, Marketing & Innovation. Factors that could cause actual results to differ materially from those described in this Item 7.01 include risks and uncertainties that are described, from time to time, in the Company’s filings with the Securities and Exchange Commission, including its annual report on Form 10-K and most recent quarterly report on Form 10-Q. Investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Company does not undertake to update any of these statements in light of new information or future events.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Del Monte Foods Company
Date: June 6, 2007	By:	/s/ James Potter
		Name:	James Potter
		Title:	Secretary